UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2026

COFFEE HOLDING CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-32491	11-2238111
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.001 Per Share	JVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amended Form 8-K”) amends the Current Report on Form 8-K of Coffee Holding Co., Inc. (the “Company”), filed with the Securities and Exchange Commission on February 27, 2026 (the “Original Form 8-K”). The Original Form 8-K incorrectly stated that Andrew Gordon’s base salary prior to the reduction described therein was $325,000 per annum. Mr. Gordon’s base salary prior to such reduction was $450,000 per annum. Accordingly, the Company is filing this Amended Form 8-K to correct such amount and to restate Item 5.02 of the Original Form 8-K in its entirety. Except as expressly set forth herein, this Amended Form 8-K does not amend, update or otherwise modify any other disclosure contained in the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, with the approval of its board of directors, Coffee Holding Co., Inc., a Nevada corporation (the “Company”), entered into an amendment to its Amended and Restated Employment Agreement (the “Amendment”), dated April 11, 2008, between the Company and Andrew Gordon, the Company’s President, Chief Executive Officer, Chief Financial Officer and Treasurer.

Under the Amendment, (i) Mr. Gordon agreed to a reduction in his base salary from $450,000 to $80,000 per annum, (ii) Mr. Gordon was granted a right to receive an incentive bonus of $1.6 million if he remains employed with the Company until January 1, 2030 (such bonus to be paid by March 16, 2030) and (iii) Mr. Gordon will be required to enter into a general release in order to receive severance benefits.

The foregoing description does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated February 26, 2026, to the Amended and Restated Employment Agreement by and between Coffee Holding Co., Inc. and Andrew Gordon (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 27, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026	Coffee Holding Co., Inc.
(Registrant)

	By:	/s/ Andrew Gordon
Andrew Gordon
President and Chief Executive Officer